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                                                        [ARTHUR ANDERSEN LOGO]

                                                                  Exhibit 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference included in this Registration Statement on Form S-8 of our report dated March 27, 2000 (except with respect to the matter discussed in Note 13, as to which the date is April 27, 2000) included in Pegasystems, Inc. Form 10-K/A for the year ended December 31, 1999.

/s/ Arthur Andersen LLP

Boston, Massachusetts
January 10, 2001